LOCK-UP AGREEMENT

October ___, 2018

Ladies and Gentlemen:

The undersigned irrevocably agrees with Vitality Biopharma, Inc., a Nevada corporation (the “Company”), that, from the date hereof (the “Commencement Date”) until [October ___, 2021] (such period, the “Restriction Period”), the undersigned will not offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any Affiliate of the undersigned or any person in privity with the undersigned or any Affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any shares of common stock, par value $0.001 per share (“Common Stock”), of the Company or any debt, preferred stock, right, option, warrant or other instrument or security of the Company or any subsidiary that is at any time convertible into or exercisable or exchangeable for Common Stock that were acquired by the undersigned under the terms of the Share Exchange Agreement by and among the Company and the shareholders party thereto, that are beneficially owned, held or hereafter acquired by the undersigned (the “Securities”). Beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. In order to enforce this covenant, the Company shall impose irrevocable stop-transfer instructions preventing the transfer agent of the Company from effecting any actions in violation of this Agreement.

Notwithstanding the foregoing, starting on October ___, 2019 and on each annual anniversary of that date during the Restriction Period, the undersigned shall gain the right to sell up to 1/3 (33.333%) of the shares of Common Stock held by the undersigned, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the Commencement Date, an amount that will accumulate so that the undersigned shall have the right to sell all (100%) of the Common Stock held by the undersigned on October ____, 2021.

If the undersigned has executed an employment or consulting agreement with the Company or any Affiliate of the Company and such employment or consulting agreement is terminated at any time during the Restriction Period, the undersigned agrees to submit for cancellation all Common Stock subject to this Agreement that has not been released on the date of such termination.

“Affiliate” means any person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person, as such terms are used in and construed under Rule 405 under the Securities Act of 1933, as amended.

The undersigned acknowledges that the Company shall be entitled to specific performance of the undersigned’s obligations hereunder. The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this Agreement and that the undersigned has received adequate consideration therefor.

This Agreement may not be amended or otherwise modified in any respect without the written consent of each of the Company and the undersigned. This Agreement shall be construed and enforced in accordance with the laws of the State of Nevada without regard to the principles of conflict of laws. The undersigned hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the District of Nevada and the courts of the State of Nevada, for the purposes of any suit, action or proceeding arising out of or relating to this Agreement, and hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court, (ii) the suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of the suit, action or proceeding is improper. The undersigned hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to it at the address in the Company’s records and agrees that such service shall constitute good and sufficient service of process and notice thereof. The undersigned hereby waives any right to a trial by jury. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

By its signature below, the Company hereby acknowledges and agrees that, reflecting this Agreement, it will provide stop-transfer instructions preventing the transfer agent of the Company from effecting any actions in violation of this Lock-Up Agreement. This Agreement shall be binding on successors and assigns of the undersigned with respect to the Securities.

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This Agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

Name of Shareholder

Signature of Shareholder or Authorized Signatory of Shareholder

Name of Authorized Signatory of Shareholder

Address for Notice:

Facsimile Number:

Number of shares of Common Stock

Number of shares of Common Stock underlying subject to warrants, options, debentures or other convertible securities

By signing below, the Company agrees to enforce the restrictions on transfer set forth in this Agreement.

VITALITY BIOPHARMA, INC.

By:
Name:	Robert Brooke
Title:	CEO

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